UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2008

iShares® COMEX® Gold Trust

(Exact name of registrant as specified in its charter)

New York	001-32418	81-6124036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Barclays Global Investors International, Inc.

400 Howard Street

San Francisco, California 94105

Attn: Product Management Team

Intermediary Investor and Exchange-Traded Products Department

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 597-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Transfer of Listing

On November 21, 2008, Barclays Global Investors International, Inc., the sponsor of the registrant, issued a press release announcing its decision that the shares of the registrant will be (i) listed for trading on the NYSE Arca Marketplace owned and operated by NYSE Arca Equities, Inc., and (ii) withdrawn from listing on NYSE Alternext U.S. LLC (formerly, the American Stock Exchange). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1    Press release dated November 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

iShares® COMEX® Gold Trust*

November 21, 2008	By:	Barclays Global Investors International, Inc.

	By:	/S/ LEE T. KRANEFUSS
	Name:	Lee T. Kranefuss
	Title:	Chief Executive Officer

	By:	/S/ MICHAEL A. LATHAM
	Name:	Michael A. Latham
	Title:	Chief Financial Officer

*	The registrant is a trust. The individuals specified above are signing in their capacities as officers of Barclays Global Investors International, Inc., the sponsor of the trust.